Exhibit 10.10

THIS CANCELLATION AGREEMENT made as of the 3rd day of February, 2003

BETWEEN:

CHINA VENTURES INC., a company duly incorporated under the laws of British Columbia, having an office at Suite 1118 Cathedral Place, 925

West Georgia Street, Vancouver, British Columbia, V6C 3L2;

(the "Company")

AND:

WILLIAM H.C. CHANG of 50 Selby Lane, Atherton, California 94027, I USA;

(the "Optionee")

WHEREAS the Optionee entered into an option agreement with the Company dated as of the 25th day of September, 2000 (the "Option Agreement") whereby the Company granted to the Optionee an option to purchase an aggregate of 1,250,000 common shares of the Company at an exercise price of $0.30 per common share and the parties now wish to cance1. 250,000 options of the " 1.,250,000 options granted to the Optionee under the said Option Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum '" of One Dollar ($1.00) and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) now paid by the Company to the Optionee, the parties hereto agree as follows:

1.

Of the 1,250,000 options granted to the Optionee pursuant to the Option Agreement, "1 250,000 options to purchase an aggregate of 250,000 common shares of the Company at an exercise price of$0.30 per common share (the "Optioned Shares") are hereby cancelled and of no further force or effect;

2.

The Optionee has no right, title or interest in or to the Optioned Shares or any rights to the Optioned Shares under the said Option Agreements; and

3.

This Agreement may be signed in separate counterparts and delivered by facsimile.

IN WITNESS WHEREOF the parties hereto have executed this Cancellation Agreement on the day and year first above written.

CHINA VENTURES INC.

Per: “signed”_________________________

Authorized Signatory

SIGNED, SEALED AND DELIVERED by

WILLIAM H.C. CHANGE in the presence of:

________________________________

_____________________________________

WILLIAM H.C. CHANG

Signature

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Address

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Occupation